Chronic Neutropenia Mavorixafor Beyond WHIM Syndrome September 27, 2022 Exhibit 99.2

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” or other similar terms or expressions that concern X4's expectations, strategy, plans, or intentions. Forward-looking statements include, without limitation, statements regarding the clinical development and therapeutic potential of mavorixafor for the treatment of WHIM syndrome, chronic and other neutropenias, and of X4’s other product candidates; X4’s possible exploration of additional opportunities for mavorixafor; the expected duration of patent protection; the expected availability, content and timing of clinical data from X4’s ongoing clinical trials of mavorixafor; anticipated regulatory filings; clinical trial design; patient prevalence; market opportunities; and X4’s cash runway. Any forward-looking statements in this presentation are based on management's current expectations and beliefs. Actual events or results may differ materially from those expressed or implied by any forward-looking statements contained herein, including, without limitation, uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development; the risk that trials and studies may be delayed and may not have satisfactory outcomes; the risk that the outcomes of preclinical studies or earlier clinical trials will not be predictive of later clinical trial results; the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials; the potential adverse effects arising from the testing or use of mavorixafor or other product candidates; the risk that patient prevalence, market or opportunity estimates may be inaccurate; risks related to X4’s ability to raise additional capital; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in X4’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 4, 2022, and in other filings X4 makes with the SEC from time to time. X4 undertakes no obligation to update the information contained in this presentation to reflect new events or circumstances, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and X4’s own internal estimates and research. While X4 believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third-party sources. Finally, while X4 believes its own internal research is reliable, such research has not been verified or validated by any independent source.

Event Outline 01 02 03 04 05 06 Welcome Overview of Chronic Neutropenia Insights into Current Treatment Paradigm Phase 1b Clinical Trial Objectives and Results Future Potential of Mavorixafor in CN Disorders Conclusion and Q&A

4X4 Pharmaceuticals Overview | Company Confidential Chronic Neutropenia (CN): a Severe Condition with Significant Unmet Needs Image source: “Understanding Severe Chronic Neutropenia: A handbook for patients and their families,” SCNIR 2017; Table data and information on infection risk: https://neutropenianet.org/what- is-neutropenia/ Neutrophils circulate in blood & are critical for fighting infections Risk of Infections Increases with Lower Neutrophil Counts (Neutropenia) Disease Definition Persistent, low levels of circulating neutrophils • Severe, chronic (>3 months) neutropenia carries mortality risk due to infections • Various types/etiologies of CN disorders: idiopathic, cyclic, congenital, autoimmune Unmet Need Only one Rx option: daily injectable recombinant granulocyte colony stimulating factor (G-CSF) • Infection risks remain, although improved • High likelihood of debilitating side effects • Increased cancer risk in certain populations • Burden of administration SIGNIFICANT OPPORTUNITY FOR AN ORAL EFFICACIOUS THERAPY WITH GOOD TOLERABILITY Neutropenia Category Blood Neutrophil Levels (ANC) – cells/uL Lower Limit of Normal >1,500 Mild 1,000 to 1,499 Moderate 500 to 999 Severe Below 500

CXCR4 Plays A Key Role in Maturation & Mobilization of Neutrophils

Mature neutrophil pool in bone marrow is 20 times higher than in circulation[1]



BONE MARROW
BLOOD
Neutrophils
20x Higher
Lymphocyte
Neutrophil
Monocyte
Maturation
Mobilization

Neutrophils are retained in the bone marrow (BM) by the CXCL12/CXCR4 **axis creating a "reserve"**

- More than 100 billion neutrophils exit the BM per day[2]
- Vast majority are held in reserve

Downregulation of CXCR4 leads to maturation of neutrophils and mobilization into the blood

- G-CSF down-regulates CXCR4 expression[3]
- CXCR4 antagonism inhibits signaling[4]

1. Bainton DF (1980) The cells of inflammation: a general view. In Weissmann G (ed) The Cell Biology of Inflammation, vol 2, pp 1–25. Amsterdam: Elsevier/North-Holland 2. Furze RC, et al, Immunology. 2008 3. Kim HK, et al, Blood. 2006. 4. Mosi, RM, et al, Biochem Pharmacol, 2012

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6 Mavorixafor Mavorixafor: the only oral CXCR4 antagonist in development • A small molecule with high potency and selectivity • Demonstrated ability to increase the mobilization of white blood cells, including neutrophils, from bone marrow to bloodstream • Durable half-life supporting once-daily dosing • Potential utility across broad range of chronic neutropenic disorders with high unmet needs Safety Profile To Date Supports Chronic Use • >200 patients/subjects treated to date • Prior Phase 2 trial in WHIM syndrome: • Median treatment duration at 400 mg = 184 weeks • Low-grade adverse events reported (most commonly reported adverse events include: dyspepsia, nausea, dry mouth, conjunctivitis) Patent Protection Expected Through 2038 and Beyond Realizing the Potential of CXCR4 Antagonism in an Oral Capsule

Injectable G-CSF is the Only Approved Therapy for CN Disorders Injections of G-CSF • Approved for idiopathic, cyclic, and congenital severe CN • Up to twice-daily to increase neutrophil counts and reduce severe neutropenia, infection risk • Recommended starting dose 5-6 mcg/kg twice daily • Often dosed by “down-titration” and at reduced frequencies • Multiple visits to optimize dose & side effects Challenges for patients on G-CSF • Increased risk of myelodysplastic syndromes (MDS)1 • 70% with bone-pain impacting compliance and quality of life2 1. Dale et al Support Cancer Ther 2006 Jul 1;3(4):220-31: 2. Michniacki et al, Blood (2019) 134 (Supplement_1): 3449; Neupogen label Treatment Has Significant Challenges, Limitations, and Risks G-CSF For Injection Indicated for Idiopathic, Cyclic and Congenital Severe Neutropenia No alternative therapies except for bone marrow transplantation

8 100-Patient Survey1 Results: 1. August 2022 Savvy Cooperative Survey Results: Neutropenia Patient Perspective Significant Challenges with G-CSF 91 experienced with G-CSF • 51 surveyed could tolerate continuing G-CSF treatment: • 76% (39) of them noted bone pain as a side effect • 75% (38) patients noted muscle pain and/or cramps as a side effect The Patient Experience Headaches Fatigue Bone pain Muscle pain and/or cramps Stomach pain and/or nausea

Significant Potential Across CN Disorders Studied in Phase 1b Trial

~50,000 Estimated Chronic Neutropenia Patients in the U.S.[1]

Idiopathic

~40,000

Most commonly diagnosed chronic neutropenia

Not attributable to drugs or specific infectious, inflammatory, autoimmune or malignant causes

Cyclic

~5,000

Typically, a 21-day cycle

Autosomal-dominant disorder

Can be caused by ELANE mutations

Congenital

~2,000

Rare hematological genetic diseases

Can be caused by ELANE and other mutations

Often resistant to G-CSF

1. U.S. Prevalence Based on ICD-10 Code Research, Average Across 3 Years (2018, 2019, & 2021); >90% greater than 18 years of age, ~2/3 female, mixed G-CSF use

X4 PHARMACEUTICALS

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10 Objectives of X4’s Phase 1b Study in Chronic Neutropenic Disorders PRIMARY STUDY OBJECTIVES Assess mavorixafor treatment for safety and ability to increase absolute neutrophil count (ANC) across a range of chronic neutropenic disorders (idiopathic, cyclic, congenital) Three Exploratory Sub-Analyses: Mavorixafor Monotherapy in Those with Neutropenia Assess if mavorixafor normalizes ANC levels in neutropenic patients as a monotherapy (in those off G-CSF) Mavorixafor + G-CSF in Those with Neutropenia Assess if mavorixafor normalizes ANC levels in neutropenic patients in combination with G-CSF (in those on G-CSF) Mavorixafor + G-CSF in Those with ANC >1,500 to Assess Potential for G-CSF Taper Assess if mavorixafor increases ANC levels in those treated with G-CSF and ANCs >1,500 at baseline to support future study of reducing or discontinuing G-CSF treatment

11 Measuring Maximum ANC Increase After Single Oral Dose of Mavorixafor MAVORIXAFOR IMPACT Day 1 BASELINE Day -1 Time (Hours) A N C ANC Over Time Peak absolute change in ANC vs. baseline Trial Design Trial Measurements Baseline value defined as average ANC over Day-1

12 Phase 1b CN Trial Demographics & Safety Summary Overall Idiopathic Congenital Cyclic # Patients 25 16 6 3 Mean Age 36 37 32 41 Male/Female 10/15 6/10 1/5 3/0 On/Off G-CSF 18/7 10/6 5/1 3/0 Baseline G-CSF Dose for Those Treated Median (mcg/kg/day)* 1.09 0.56 1.09 1.09 Phase 1b Trial in CN Disorders Safety Profile • Single dose treatment mavorixafor 400 mg • All low-grade treatment-emergent adverse events • No treatment-related serious adverse events reported *Among 7 patients not on G-CSF, one had baseline ANC value above 1,500 cells/uL

Primary Objective: 100% of Patients Responded

Response defined as increase in ANC >500 cells/ µL[1]



Increase in ANC (Δ ANC) Post-Mavorixafor Dose
Individual participants (N=25)
Peak Increase from Baseline in ANC
(1,000 cells/ µL)
12.5
10.0
7.5
5.0
2.5
0.0
Response Threshold

- All participants responded
  - Suggests bone marrow reserve of neutrophils can be accessed
- Responses exceeded 500 cells/µL for every individual participant

1. Increase of at least 500 cells/µL corresponds to improvement in at least one grade (e.g. severe neutropenia improves to moderate neutropenia).

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14 Primary Objective Results: Oral Mavorixafor Increased ANC By >3,000 cells/µL Consistent, large increases seen across all CN disorders studied (idiopathic, congenital, cyclic) 0 1 2 3 4 5 6 7 8 9 10 Idiopathic (N=16) Congenital (N=6) Cyclic (N=3) Pre- and Post-Mavorixafor ANC Levels Across CN Disorders (mean absolute change) Baseline Post-Mav at Peak A b s o lu te N e u tr o p h il C o u n t (A N C ) 1 ,0 0 0 c e lls /µ L D ANC D ANC D ANC Idiopathic D ANC of ~4,200 cells/µL Congenital D ANC of ~3,400 cells/µL Cyclic D ANC of ~4,200 cells/µL Baseline value defined as average ANC over Day-1

15 25 Participants: 3 Sub-Groups (no overlap between groups) N = 6 N = 8 N = 11* Assess impact of mavorixafor monotherapy in neutropenic patients Severe Neutropenia at Screening Mean ANC = 420 cells/µL No G-CSF Exploratory Sub-Analyses: Patient Numbers and Baseline Profiles Assess impact of mavorixafor + G-CSF in neutropenic patients Moderate Neutropenia at Screening Mean ANC = 1,000 cells/µL G-CSF: 0.91 mcg/kg/day Assess impact of mavorixafor + G-CSF in patients with ANC >1,500 to support G-CSF taper Normal ANC at Screening Mean ANC = 4,300 cells/µL G-CSF: 1.09 mcg/kg/day * Includes one participant with congenital neutropenia who was not on G-CSF but had baseline ANC > 1,500 cells/µL.

16 Sub-Analysis 1: Mavorixafor Monotherapy Normalized ANC in Neutropenic Patients Kinetics and Mean Increase in ANC 0 0.5 1 1.5 2 2.5 3 3.5 4 Subjects Not Treated with G-CSF (N=6) Baseline Post-Mav Treatment Severe Neutropenia Minimum “Normal” ANC Mean Peak ANC M e a n P e a k A N C ( 1 0 0 0 c e lls /u L ) Severe Neutropenia Minimum “Normal” ANC Severe Neutropenia • Mavorixafor normalized ANC levels within 2 hours • Mean ANC increase of ~2,500 cells/µL across all participants

17 Sub-Analysis 1: Mavorixafor Monotherapy Normalized ANC in Neutropenic Participants Individual Participant Data All patients had severe neutropenia pre-treatment Severe Neutropenia Minimum “Normal” ANCA N C ( 1 0 0 0 c e ll s /µ L ) • All (100%) participants responded • All (100%) achieved normalized ANC levels

18 Sub-Analysis 2: Mavorixafor + G-CSF Normalized ANC in Neutropenic Participants • ANC reached normal levels throughout dosing cycle • Mean ANC increase of >3,000 cells/µL in neutropenic patients Kinetics and Mean Increase in ANC 0 1 2 3 4 5 6 On G-CSF (N=8) Baseline Post-Mav Treatment Minimum “Normal” ANC M e a n P e a k A N C ( 1 0 0 0 c e lls /u L ) Mean Peak ANC Minimum “Normal” ANC

Sub-Analysis 2: Mavorixafor + G-CSF Normalized ANC in Neutropenic Participants

Individual Participant Data


Neutropenic Patients on G-CSF (N=8)
ANC (1000 cells/µL)
6
4
2
0
Minimum
"Normal" ANC
Baseline, On G-CSF
Max Increase from Baseline

All are neutropenic; 5/8 (~60%) participants continued to have moderate or severe neutropenia although on G-CSF

- All (100%) participants responded
- All (100%) achieved normalized ANC levels

Supports exploring potential of mavorixafor to reduce use of G-CSF

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20 cc Sub-Analysis 3: Mavorixafor + G-CSF Increased ANC in Non-Neutropenic Participants To Assess Potential for G-CSF Taper: Kinetics and Mean Increase in ANC 0 2 4 6 8 10 12 On G-CSF (N=11) Baseline Post-Mav Treatment Further supports exploring potential of mavorixafor to reduce use of G-CSF M e a n P e a k A N C ( 1 0 0 0 c e lls /u L ) Mean Peak ANC Includes one participant with congenital neutropenia who was not on G-CSF but had baseline ANC > 1,500 cells/µL.

21 Study Conclusions: Favorable Results Support Path Forward in CN Primary Objectives Met All Participants Responded • All CN Disorders – Idiopathic, Cyclic and Congenital – responded to mavorixafor • Increase in ANC of >2,000 cells/µL across all disorders Potential for Mavorixafor Monotherapy • Mavorixafor monotherapy increased ANC to normal levels in severe neutropenia • All (100%) individuals responded and achieved normalized ANC Data Support Exploration of Mav as G-CSF Replacement • Mav increased ANCs to normal levels in neutropenic patients on G-CSF • Mav increased ANCs robustly (2,000–5,000 cells/µL) in all patients treated with G-CSF Well Tolerated Safety Profile Consistent with previous studies • Low-grade treatment-related adverse events were observed • Safety data from prior studies support chronic dosing over years

Potential New, Oral Treatment for Chronic Neutropenic Disorders, including WHIM

Mavorixafor: potential to **become "standard of care"** across multiple CN disorders

ANC elevations and corresponding reduction in infection burden being assessed in Phase 3 4WHIM trial – Q4 readout

Good tolerability and reduction in treatment burden vs. G-CSF

Previous mavorixafor results suggest high likelihood of success

Oral, once daily treatment with well tolerated safety profile[1]

Durable increase in ANC levels when treated for up to four years[2]

Decreased frequency of infections in chronic studies in WHIM[2] and WM[3]

Significant unmet needs

Larger target market than previously anticipated

~50,000 patients in the U.S. with chronic neutropenia, including idiopathic, cyclical, and congenital

1. Dale, Blood, 2019. 2. Dale, ASH, 2021. 3. X4 WM = Waldenstrom's Macroglobulinemia; Data released in X4 Q3 Earnings Presentation, August 2022.

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23 Significant Near-Term Milestones / Meaningful Growth Potential 1. Phase 1b protocol amendment near completion: 6-month dosing in up to 50 patients to assess ANC durability, G-CSF taper, tolerability vs. G-CSF and other. 4WHIM Phase 3 Trial Readout Amended1 Phase 1b CN Protocol Initiation Phase 1b CN Results CN Regulatory Path Clarity ANC Durability in CN G-CSF Taper in CN Chronic Monotherapy Safety WHIM NDA Filing CN Phase 3 Ready Q3 2022 Q4 2022 1H 2023 2H 2023 ✓

24 Sharp focus on chronic neutropenic disorders Unparalleled expertise in immune system dysfunction and CXCR4 biology Mavorixafor – a late-stage clinical CXCR4 antagonist candidate with broad commercial potential Key mavorixafor clinical milestones expected over next 3 to 6 months Strong balance sheet, with cash runway expected to fund operations into 3Q 2023